                                                                EXHIBIT 10.37(b)

                           SECOND AMENDMENT AGREEMENT
                           --------------------------


     AGREEMENT, dated as of August 31, 1998, among BUTLER SERVICE GROUP, INC., a New Jersey corporation, BUTLER INTERNATIONAL, INC., a Maryland corporation, the "Subsidiaries" signatory hereto, and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation.

                                   Background
                                   ----------

     A. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Amended and Restated Credit Agreement dated as of November 7, 1997, between Butler Service Group, Inc. and General Electric Capital Corporation (as amended, modified or supplemented from time to time, the "Credit Agreement").
 ----------------

     B. The Borrower has requested that the Lender, among other things, (i) increase, from $25,000,000 to $35,000,000, the Acquisition Loan Commitment and
(ii) modify the interest rates payable under the Loans.

     C. The Lender has agreed to the Borrower's requests subject to the terms and conditions of this Agreement.

                                   Agreement
                                   ---------

     In consideration of the Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:

          1.   Modifications. All the terms and provisions of the Credit
               -------------
Agreement and the other Loan Documents shall remain in full force and effect except as follows:

          (a) The figure "$25,000,000" contained in the "Background" section of the Credit Agreement is deleted and the figure "$35,000,000" is substituted therefor.
               (b) Section 2.1(b)(ii) of the Credit Agreement is deleted and the
                   ------------------
following is substituted therefor:

                    (ii) Ability to Borrow and Reborrow.  Until the Acquisition
                         ------------------------------
               Loan Commitment Termination Date, as long as the Borrower is in compliance with all the terms and conditions of this Agreement, and no Default or Event of Default exists, the Borrower may borrow and repay Acquisition Loan funds. With respect to each Acquisition Loan, the Borrower may from time to time request that the Lender "restore" to the Acquisition Loan Commitment all amounts which the

               Borrower has repaid under the Acquisition Loans pursuant to subsection (iv) below and, upon such restoration, the Borrower
               ---------------
               shall have the right, subject to the first sentence of this subsection (ii), to request that the Lender make Acquisition
               ---------------
               Loans from such restored amounts without the imposition of any additional fee to the Borrower, provided that in no event shall aggregate outstanding Acquisition Loans exceed the Acquisition Loan Commitment.

          (c) The third sentence of Section 2.1(b)(iv) of the Credit Agreement
                                    ------------------
is deleted and the following is substituted therefor:

               The Borrower shall repay the principal amount of each Acquisition Loan Advance in equal quarterly installments in the amount of such Acquisition Loan Advance multiplied by a fraction, the numerator of which shall be one (1) and the denominator of which shall be twenty-eight (28), rounded upward to the nearest whole Dollar and such payments shall commence on the first Business Day of the first Fiscal Quarter after the date of such Acquisition Loan Advance and shall continue on the first Business Day of each succeeding Fiscal Quarter; notwithstanding the foregoing, all
                                          --------------- --- ---------
               amounts outstanding under each Acquisition Loan Advance shall be due and payable in full, without notice or demand on the sooner to occur of (x) the Acquisition Loan Maturity Date and (y) the occurrence of an Event of Default.

               (d) Section 3.1(b) of the Credit Agreement is deleted and the
                   --------------
following is substituted therefor:

                    (b) Interest Rate.  The Borrower shall be obligated to pay
                        -------------
               interest to the Lender on the outstanding balance of the Revolving Loan at an annual floating rate equal to (i) with respect to the Working Capital Revolving Loan, the Index Rate plus the Applicable Margin, and (ii) with respect to the Acquisition Loan, two hundred fifty basis points (2.50%) above the Index Rate.

               (e) Section 3.2(c) of the Credit Agreement is deleted and the
                   --------------
following is substituted therefor:

                    (c) Termination.  The Borrower may, at any time on 90 days
                        -----------
               prior written notice to the Lender, terminate the Commitments, provided that upon such termination, (i) the Borrower
               --------
               simultaneously pays to the Lender the Early Termination Fee and
               (ii) all Loans and other Obligations shall be immediately due and payable in full. Notwithstanding the foregoing, the Borrower shall not be obligated to pay the Early Termination Fee if (x) the Borrower has presented

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               to the Lender in writing a detailed request for a modification of certain of the terms and conditions of the Loan Documents (the "Request"), (y) the Lender, within 30 days after receipt of the
                -------
               Request, notifies the Borrower that it is unwilling to modify the Loan Documents in accordance with the Request, and (z) the Borrower, within 60 days after the Lender's notification, effects a refinance of the Obligations on substantially the terms and conditions contained in the Request.

          (f) The amount "one and one-half percent (1.5%)" contained in Section
                                                                        -------
3.9 (c) of the Credit Agreement is deleted and the amount "one and one-quarter
-------
percent (1.25%)" is substituted therefor.

          (g) The definition of "Acquisition Loan Commitment" contained in Annex
                                                                           -----
A to the Credit Agreement is deleted and the following is substituted therefor:
-

                    "Acquisition Loan Commitment" means the commitment of the
                     ---------------------------
               Lender to make Acquisition Loan Advances in an aggregate principal amount up to $35,000,000, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.

          (h) The date "July 1, 2001" contained in the definition of "Acquisition Loan Commitment Termination Date" contained in Annex A to the
                                                            -------
Credit Agreement is deleted and the date "November 1, 2001" is substituted therefor.

          (i) The following is added after the definition of "Acquisition Loan Commitment Termination Date" contained in Annex A to the Credit Agreement:
                                          -------

               "Acquisition Loan Maturity Date" means July 1, 2002.
                ------------------------------

          (j) The amount "$15,000,000" contained in the definition of "Acquisition Loan Note" in Annex A to the Credit Agreement is deleted and the
                           -------
amount "$35,000,000" is substituted therefor.

          (k) The definition of "Applicable Margin" contained in Annex A to the
                                                                 -------
Credit Agreement is deleted and the following is substituted therefor:

          "Applicable Margin"  means the rate per annum set forth under the
           -----------------
relevant column heading below corresponding to the Borrower's attainment of the following:

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
                                  Fixed Charge        Interest Charge Coverage    Applicable
Tangible Net Worth               Coverage Ratio                Ratio                Margin
-------------------              --------------       ------------------------    ----------

(i)  $24,000,000 or less    Greater than or equal     Greater than or equal to    1.50%
                            to 1.3 to 1.0             1.5 to 1.0

(ii)  Greater than          Greater than or equal     Greater than or equal to    1.35%
      $24,000,000 but       to 1.3 to 1.0             1.5 to 1.0
      less  than or
      equal to
      $26,000,000

(iii) Greater than          Greater than or equal     Greater than or equal to    1.25%
      $26,000,000 but       to 1.3 to 1.0             1.5 to 1.0
      less than or
      equal to
      $32,000,000

(iv)  Greater than          Greater than or equal     Greater than or equal to    1.15%
      $32,000,000 but       to 1.3 to 1.0             1.5 to 1.0
      less than or
      equal to
      $37,000,000

(v)   Greater than          Greater than or equal     Greater than or equal to    1.00%
      $37,000,000           to 1.3 to 1.0             1.5 to 1.0

Notwithstanding the foregoing, if, as at a Determination Date, the Fixed Charge Coverage Ratio is less than 1.3 to 1.0 or the Interest Coverage Ratio is less than 1.5 to 1.0, the Applicable Margin shall be 2.00%. For purposes of the foregoing, any change in the Applicable Margin based on the Borrower's attainment of all of the financial tests listed across from (i), (ii), (iii),
(iv) or (v) above shall be effective for all purposes on and after the first day of the first month after the Determination Date and such Applicable Margin may change based on the financial results of the Borrower as at each succeeding Determination Date. (For purposes of illustration only, if, as at a Determination Date, the Borrower attained Tangible Net Worth of $28,000,000, a Fixed Charge Coverage Ratio of 1.35 to 1.0 and an Interest Coverage Ratio of
1.75 to 1.0, the Applicable Margin would be 1.25%).

          (l) The date "July 1, 2001" contained in the definition of "Working Capital Loan Commitment Termination Date" in Annex A to the Credit Agreement is
                                             -------
deleted and the date "July 1, 2003" is substituted therefor.

          2.   Modification Fee.  In consideration of the Lender's execution,
               ----------------
delivery and performance of this Agreement, including, without limitation, the increase of the Acquisition Loan Commitment, the Borrower is simultaneously paying to the Lender the amount of $100,000 in immediately available funds (the "Modification Fee").
 ----------------

          3.   Conditions Precedent. The Lender's obligations under this
               --------------------
Agreement are contingent upon the Lender's receipt of the following, all in form, scope and content acceptable to the Lender in its sole discretion:

               (a) Amendment Agreement.  This Agreement duly executed by the
                   -------------------
parties hereto;

               (b) Allonge.  The Second Allonge to Acquisition Loan Note, duly
                   -------
drawn to the order of the Lender;

               (c) Modification Fee.  The payment to the Lender of the
                   ----------------
Modification Fee;

               (d) Opinion of Counsel.  The opinion of counsel to the Borrower
                   ------------------
and its Affiliates;

          (e) Board Resolutions.  A certificate of the Secretary or an Assistant
              -----------------
Secretary of the Borrower certifying the resolutions adopted by the Borrower's Board of Directors approving the increase in borrowing as more fully set forth in this Agreement; and

               (f) Other.  Such other agreements and instruments as the Lender
                   -----
shall require.

          4.   Reaffirmation By Borrower.  The Borrower acknowledges and agrees,
               -------------------------
and reaffirms, that it is legally, validly and enforceably indebted to the Lender under the Notes without defense, counterclaim or offset, and that it is legally, validly and enforceably liable to the Lender for all costs and expenses of collection and attorneys' fees related to or in any way arising out of this Agreement, the Credit Agreement, the Notes and the other Loan Documents. The Borrower hereby restates and agrees to be bound by all covenants contained in the Credit Agreement and the other Loan Documents and hereby reaffirms that all of the representations and warranties contained in the Credit Agreement remain true and correct in all material respects. The Borrower represents that except as set forth in the Credit Agreement, there are not pending or to the Borrower's knowledge threatened, legal proceedings to which the Borrower or any of the Guarantors is a party, or which materially or adversely affect the transactions contemplated by this Agreement or the ability of the Borrower or any of the Guarantors to conduct its business. The Borrower acknowledges and represents that the resolutions of the Borrower dated on or about November 7, 1997, remain in full force and effect and have not been amended, modified, rescinded or otherwise abrogated.

          5.   Reaffirmation by Guarantors.  Each of the Guarantors acknowledges
               ---------------------------
that each is legally and validly indebted to the Lender under the Guaranty of each without defense, counterclaim or offset. Each of the Guarantors affirms that the Guaranty of each remains in full force and effect and acknowledges that the Guaranty of each encompasses, without limitation, the Obligations, as modified herein.

          6.   Reaffirmation of Collateral.  The Borrower and each of the
               ---------------------------
Guarantors reaffirms the liens, security interests and pledges granted pursuant to the Loan Documents to secure the obligations of each thereunder.

          7.   Other Representations By Borrower and Guarantors.  The Borrower
               ------------------------------------------------
and each Guarantor represents and confirms that (a) no Default or Event of Default has occurred and is continuing and the Lender has not given its consent to or waived any Default or Event of Default and (b) the Credit Agreement and the other Loan Documents are in full force and effect and enforceable against the Borrower and each Guarantor in accordance with the terms thereof. The Borrower and each Guarantor represents and confirms that as of the date hereof, each has no claim or defense (and the Borrower and each Guarantor hereby waives every claim and defense) against the Lender arising out of or relating to the Credit Agreement and the other Loan Documents or the making, administration or enforcement of the Loans and the remedies provided for under the Loan Documents.

          8.   No Waiver By Lender.  The Borrower and each Guarantor
               -------------------
acknowledges that (a) by the execution by each of this Agreement, the Lender is not waiving any Default, whether now existing or hereafter occurring, disclosed or undisclosed, by the Borrower under the Loan Documents and (b) the Lender reserves all rights and remedies available to it under the Loan Documents and otherwise.

     The parties have executed this Agreement as of the date first above written.

                                    Borrower:
                                    --------

                                    BUTLER SERVICE GROUP, INC.

                                    By  /s/ Michael C. Hellriegel
                                      ---------------------------------
                                      Michael C. Hellriegel
                                      Title:  SeniorVice President - Finance

                                    Parent:
                                    ------

                                    BUTLER INTERNATIONAL, INC.


                                    By  /s/ Michael C. Hellriegel
                                      ---------------------------------
                                      Michael C. Hellriegel
                                      Title:  Senior Vice President - Finance

                                    Subsidiaries:
                                    ------------

                                    BUTLER TECHNOLOGY SOLUTIONS, INC.


                                    By  /s/ Michael C. Hellriegel
                                      ---------------------------------
                                      Name: Michael C. Hellriegel
                                      Title: Senior Vice President and Chief
                                             Financial Officer

                                    BUTLER TELECOM, INC.


                                    By  /s/ Michael C. Hellriegel
                                      ---------------------------------
                                      Name: Michael C. Hellriegel
                                      Title: Senior Vice President and Chief
                                             Financial Officer

                                    BUTLER SERVICES, INC.


                                    By  /s/ Michael C. Hellriegel
                                      ---------------------------------
                                      Name: Michael C. Hellriegel
                                      Title: Senior Vice President and Chief
                                             Financial Officer

                                    BUTLER UTILITY SERVICE, INC.


                                    By  /s/ Michael C. Hellriegel
                                      ---------------------------------
                                      Name: Michael C. Hellriegel
                                      Title: Senior Vice President and Chief
                                             Financial Officer


                                    Lender:
                                    ------

                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By  /s/ Martin Greenberg
                                      ---------------------------------
                                      Name: Martin Greenberg
                                      Title: Duly Authorized Signatory

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